UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 9, 2009

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 9, 2009, Hancock Fabrics, Inc. (the “Company”) entered into an Amended and Restated Employment Agreement (the “Agreement”) with Jane F. Aggers, the Company’s Chief Executive Officer.  The Agreement, which is effective as of August 1, 2008, amends and restates the employment agreement between Ms. Aggers and the Company which was effective January 31, 2005 and amended on December 7, 2005.  The Agreement has a 30 month term, and will be extended automatically for successive additional one-day periods unless either party elects not to extend the Agreement.  During the term of the Agreement, Ms. Aggers will receive an annual base salary of $450,000, which may be increased at the discretion of the Company’s Board of Directors, an automobile allowance of $750 per month, and benefits as provided to other employees of the Company, such as medical and life insurance. Ms. Aggers will have the opportunity to earn a performance award under the Company’s bonus plan, pursuant to bonus criteria established by the Company’s Board of Directors in consultation with Ms. Aggers. The Agreement provides, in general, that in the event of a change of control or death, all equity awards will be immediately vested and not subject to forfeiture.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, a copy of which was attached as Exhibit 10.10 to the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009, filed on April 10, 2009, and which is incorporated herein by reference in its entirety.

Item 2.02	Results of Operations and Financial Condition.

On April 9, 2009, the Company issued a press release announcing its reported sales and earnings for the fiscal year ended January 31, 2009. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1 99.1

Employment Agreement with Jane F. Aggers, effective August 1, 2008, incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

Press release issued by Hancock Fabrics, Inc., dated April 9, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:	/s/ Robert W. Driskell
Name:	Robert W. Driskell
Title:	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: April 14, 2009

INDEX TO EXHIBITS

Exhibit Number	Description

10.1 99.1
Employment Agreement with Jane F. Aggers, effective August 1, 2008, incorporated by reference to the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2009.

Press release issued by Hancock Fabrics, Inc., dated April 9, 2009.